UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2024

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

March 31, 2024 Net Asset Value (“NAV”) per Share

On April 17, 2024, Sculptor Diversified Real Estate Income Trust, Inc. (“we” or “us”) released the NAV per share for each share class of our common stock as of March 31, 2024, which amounts are as follows:

NAV per Share
Class E	$10.8282
Class F	$10.7743
Class FF	$10.6542
Class AA	$10.7307
NAV Calculation

We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of directors. Our total NAV presented in the following tables includes the NAV of our Class E, Class F, Class FF and Class AA common shares, which were reduced by the noncontrolling interests in our consolidated subsidiaries.

The following table provides a breakdown of the major components of our NAV as of March 31, 2024 (amounts in thousands, except share/unit data):

Components of NAV
Investments in real estate, net (including goodwill)	$540,700
Investment in an unconsolidated joint venture	1,997
Cash and cash equivalents	17,963
Restricted cash	11,123
Receivables	380
Due from related parties	289
Other assets	3,743
Mortgages, credit facility and financing obligations, net	(259,953)
Accounts payable and other liabilities	(12,128)
Management fee payable	(200)
Due to related parties	(656)
Accrued performance participation allocation	(285)
Noncontrolling interest in the consolidated subsidiaries	(59,306)
Net Asset Value	$243,667
Number of outstanding shares/units	22,683,451
The following table provides a breakdown of our total NAV and NAV per share/unit by class as of March 31, 2024 (amounts in thousands, except share/unit and per share/unit data):

NAV per share	Class E Shares	Class F Shares	Class FF Shares	Class AA Shares	Operating Partnership Units(1)	Total
NAV	$1,068	$173,499	$65,155	$2,365	$1,580	$243,667
Number of outstanding shares/units	98,611	16,103,030	6,115,489	220,392	145,929	22,683,451
NAV Per Share/Unit	$10.8282	$10.7743	$10.6542	$10.7307	$10.8282	$10.7421
___________________________________________
(1) Includes the partnership interests of SDREIT Operating Partnership held by SDREIT Special Limited Partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Herbert A. Pollard
Name:	Herbert A. Pollard
Title:	Chief Financial Officer

Date:	April 17, 2024